May 2012 Investor Presentation Exhibit 99.1

Notices and Safe Harbors
The information contained herein is current only as of the date hereof; however, unless otherwise indicated, financial information contained herein is as of March 31, 2012.  The business, prospects, financial condition or performance of FairPoint Communications, Inc. (“FairPoint”) and its subsidiaries described herein may have changed since that date.  FairPoint does not intend to update or otherwise revise the information contained herein.
FairPoint makes no representation or warranty, express or implied, as to the completeness of the information contained herein.  If any other information is given or any other representations are made, they should not be relied upon as having been authorized by FairPoint.
Market data used throughout this presentation is based on surveys and studies conducted by third parties, as well as industry and general publications.
FairPoint has no obligation (express or implied) to update any or all of the information or to advise you of any changes; nor does FairPoint make any express or implied warranties or representations as to the completeness or accuracy nor does it accept responsibility for errors.
Some statements herein are known as “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended.  These forward-looking statements include, but are not limited to, statements about our plans, objectives, expectations and intentions and other statements contained herein that are not historical facts. When used herein, the words
“expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions are generally intended to identify forward- looking statements. Because these forward-looking statements involve known and unknown risks and uncertainties, there are important factors that could cause actual results, events or developments to differ materially from those expressed or implied by these forward-looking statements, including our plans, objectives, expectations and intentions and other factors. You should not place undue reliance on such forward-looking statements, which are based on the information currently available to us and speak only as of the date hereof. FairPoint does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Throughout this presentation, reference is made to Consolidated EBITDAR or EBITDAR and Unlevered Free Cash Flow.  EBITDAR and Unlevered Free
Cash Flow are non-GAAP financial measures. Management believes that EBITDAR and Unlevered Free Cash Flow may be useful in assessing our operating performance and our ability to meet our debt service requirements.  EBITDAR and Unlevered Free Cash Flow, as used herein, however, are not necessarily comparable to similarly titled measures of other companies. Furthermore, EBITDAR and Unlevered Free Cash Flow have limitations as analytical tools and should not be considered in isolation from, or as an alternative to, net income or loss, operating income, cash flow or other combined income or cash flow data prepared in accordance with GAAP. Because of these limitations, EBITDAR, Unlevered Free Cash Flow and related ratios should not be considered as measures of discretionary cash available to invest in business growth or reduce indebtedness. We compensate for these limitations by relying primarily on our GAAP results using EBITDAR and Unlevered Free Cash Flow only supplementally.
We provide guidance as to certain financial information herein, which consists of forward-looking statements. Our guidance is not prepared with a view toward compliance with the published guidelines of the American Institute of Certified Public Accountants, and neither our independent registered public accounting firm nor any other independent expert or outside party compiles or examines the guidance and, accordingly, no such person expresses any opinion or any other form of assurance with respect thereto. Guidance is based upon a number of assumptions and estimates that, while presented with numerical specificity, are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control and are based upon specific assumptions with respect to future business decisions, some of which will change. We generally state possible outcomes as high and low ranges which are intended to provide a sensitivity analysis as variables are changed but are not intended to represent our actual results which could fall outside of the suggested ranges. The principal reason that we release this data is to provide a basis for our management to discuss our business outlook with analysts and investors. Notwithstanding this, we do not accept any responsibility for any projections or reports published by any such outside analysts or investors. Guidance is necessarily speculative in nature, and it can be expected that some or all of the assumptions or the guidance furnished by us will not materialize or will vary significantly from actual results. Accordingly, our guidance is only an estimate of what management believes is realizable as of the date hereof. Actual results may vary from the guidance and the variations may be material. Investors should also recognize that the reliability of any forecasted financial data diminishes the farther in the future that the data is forecast. In light of the foregoing, investors are urged to put the guidance in context and not to place undue reliance on it. Any inability to successfully implement our operating strategy or the occurrence of any of the events or circumstances discussed therein could result in the actual operating results being different than the guidance, and such differences may be material.

Company Overview
•
Operate in 18 states with over 1.3M access
line equivalents
1
80% northern New England (NNE)
20% Telecom Group (TG)
•
NNE:  3 contiguous states with ubiquitous
next-generation network
•
Telecom Group:  RLECs in 15 other states
with fewer competitors
•
Broadband, voice, video and high-capacity
bandwidth offerings
•
Extensive capital investment to date
15,000 fiber route miles
85% avg. broadband availability in NNE
90% avg. broadband availability in TG
•
$1B annual revenue and ~3,500 employees
Service Territory
Telecom Group Northern New England
Access Line Equivalents
as of March 31, 2012
Northern
New
England
Telecom
Group Total
Switched access lines:
Residential 502,845 128,879 631,724
Business 261,184 47,894 309,078
Wholesale
2
72,233 NM 72,233
Total switched access lines 836,262 176,773 1,013,035
Broadband subscribers 234,020 84,490 318,510
Total access line equivalents 1,070,282 261,263 1,331,545
(1)
Switched access lines plus broadband subscribers as of March 31, 2012
(2)
UNE-P and Resale lines.  Excludes UNE-L and Special Access circuits

4 Path to Increasing Shareholder Value Execute Human Resource Strategy Transform and Grow Revenue Change Regulatory Environment Improve Operations Four Pillar Strategy for Increasing Free Cash Flow

5 Established Track Record for Three Pillars

Operational Improvements
FairPoint continues to make significant operational
improvements
•
Industry leading broadband growth
7.1% YoY growth
•
Slowdown in voice access line loss, especially in
business
8.1% YoY total voice line loss
4.0% YoY business voice line loss
0.7% business voice line loss in 1Q12
•
Fiber-to-the-Tower initiative
800+ towers served with fiber
Opportunities for further expansion
•
Enabled workforce reduction
14% reduction since 2Q11
$40 million in annual savings
•
Service quality has improved
Call center volumes decreased
Installation intervals shortened
•
Service quality penalties down
Business Voice Line Loss (YoY)
Broadband Subscribers
270k
280k
290k
300k
310k
320k
330k
3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12
-8.5%
-8.3%
-7.8%
-6.9%
-6.3%
-5.1%
-4.0%
-10.0%
-9.0%
-8.0%
-7.0%
-6.0%
-5.0%
-4.0%
-3.0%
-2.0%
3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12

7 Continuous Improvement through Coordination & Collaboration Operational Improvement Optimize & Enhance Systems (IT Functions) Productivity Gain (HR Strategy)

Regulatory Progress
•
Regulators and legislators in Maine, New Hampshire and Vermont are responding to
FairPoint’s message of the need for a level playing field
•
Improvement in service quality and recognition of need for strong communications infrastructure provider promotes the concept of a level playing field
•
Benefits include:
Increased competitiveness with unregulated providers
Fewer service quality metrics and lowered caps in retail service quality penalties
Reduction in regulatory administrative burden
•Regulatory reform
required to fulfill
mission
•26% of Business
Market
Level Playing
Field
Sustainable
Growing Revenue
•Business
•Broadband
•Ethernet/Transport
•Strong provider of
last resort
•Extension of
broadband to
unserved and
underserved regions
Strong
Communications
Infrastructure

Revenue Transformation
FairPoint plans to change the composition of its
revenue base in order to stabilize and then
grow our top line
•
Residential voice
Revenue churn arising from:
copper to fiber
TDM to IP
•
Broadband (business and residential)
SMB products and services
Carrier Ethernet Service
Other high-capacity/transport and management
services
Revenue Transformation
Total
Revenue
Growth
Products
Residential
Voice
Low market share, especially in business
market, creates opportunity for organic
growth in northern New England
Next-generation network on 14k fiber route
miles in northern New England provides
platform for growth
Legacy products in decline
Growth-oriented products

Human Resource Strategy
FairPoint must align its human resource
assets with the changing telecom landscape
•
14% workforce reduction since 2Q11
Lump sum pension distributions of $48 million
•
3,454 employees as of March 31, 2012
1,257 management
2,197 union
•
1,919 union employees covered by
collective bargaining agreements with the
CWA and IBEW in northern New England
Contracts expire August 2014
•
Increased labor relations competencies
with telecommunications focus
•
Pension & OPEB liabilities arise from
northern New England union contracts
GAAP figures represent status quo into
perpetuity and reflect continuation of past
practices
Pension and OPEB are highly sensitive to the
discount rate assumption (i.e. interest rates)
OPEB liability is highly sensitive to the medical
cost trend assumption
Pension & OPEB Sensitivity
1
(1) Based upon liability at December 31, 2011
Pension & OPEB GAAP Liability
($ in millions) Pension OPEB
Impact on liability given 1%
change in the discount rate
assumption
19% 23%
Impact on liability given 1%
increase in healthcare cost trend
assumption
N/A $134.1
Impact on liability given 1%
decrease in healthcare cost trend
assumption
N/A ($101.1)
($ in millions) 2010 2011 1Q12
Pension
Plan assets $176.5 $160.3 $146.0
Projected benefit obligation $265.8 $318.3 $303.3
Key assumptions:
Discount rate 5.56% 4.63% 4.61%
OPEB
Plan assets $0.2 $1.0 $1.0
Projected benefit obligation $344.9 $533.2 $545.6
Key assumptions:
Discount rate 5.65% 4.66% 4.66%
Healthcare cost trend (<65 years) 7.70% 8.40% 8.40%
Healthcare cost trend (>65 years) 8.20% 8.40% 8.40%

11 Tactical Outlook

As of March 31, 2012:
•
$36 million unrestricted cash
$63 million of revolver availability, after
$12 million letters of credit
•
•
•
2012:  $190 million + $20 million carryover
2013:  $170 million
2014:  $150 million
2015:  $150 million
Capital Structure
Capital Structure Summary
Liquidity of $99 million
Leverage of 3.96x vs. 4.75x covenant
Interest coverage of 3.77x vs. 3.25x covenant
Covenant limiting capital expenditures to:
as of March 31, 2012 (in millions)
Cash and cash equivalents (unrestricted) $36
Gross debt
1
$998
Revolver
2
$75
Amortization schedule:
2011 $0
2012 $10
2013 $10
2014 $25
2015 $38
January 24, 2016 $918
L+450, with LIBOR floor of 200
No dividends if leverage > 2.0x
Interest coverage and leverage covenants
Common stock outstanding
3
26.2
Warrants
(7
yr, $48.81
strike)
3.6
(1)
Excludes letters of credit of $12 million and capital lease obligations of $4 million
(2)
Undrawn as of March 31, 2012, except for outstanding letters of credit of $12 million, which reduces revolver availability
(3)
Includes management restricted stock and common stock held in reserve for certain pre-petition claims

2012 Guidance:
•
Unlevered Free Cash Flow of $90 to $100 million (after pension & OPEB)
•
Continued focus on improving EBITDAR
•
Disciplined capital spending
•
Interest of approximately $68 million
•
Debt amortization of $10 million
Financial Results and Guidance
2011 Financial Highlights
($ in millions) 2Q11 3Q11 4Q11 1Q12 LTM
Revenue $262.6 $257.9 $254.2 $248.5 $1,023.2
Consolidated EBITDAR
1
70.5 60.5 70.0 55.3 256.3
Capital expenditures 52.1 35.2 35.1 26.3 148.7
Unlevered Free Cash Flow
2
$18.4 $25.3 $34.9 $29.1 $107.6
Cash on hand $13.1 $9.9 $17.4 $35.8 $35.8
(1)
As defined in FairPoint’s credit facility.  Consolidated EBITDAR is a non-GAAP financial measure.  For a reconciliation of Net Income (Loss) to
Consolidated EBITDAR, see our first quarter 2012 earnings release furnished May 2, 2012 on Form 8-K
(2)
Unlevered Free Cash Flow means Consolidated EBITDAR minus capital expenditures.  Unlevered Free Cash Flow is a non-GAAP financial measure. For a reconciliation of Net Income (Loss) to Unlevered Free Cash Flow, see our first quarter 2012 earnings release furnished May 2, 2012 on Form 8-K

Summary
•
Operational improvements create foundation for transformation
Broadband, FTTT and service quality improvements
Productivity enhancements and 14% workforce reduction
Focusing on productivity gains arising from process and systems enhancements
•
Regulators and legislators are supportive of FairPoint’s need for a level playing field
Deregulation in Maine
Incentive Regulation Plan in Vermont
•
Transforming revenue by adding sustainable, growth-oriented revenues on our next-generation network in northern New England
3 contiguous states with network ubiquity
14,000 fiber route miles
26% business market share
•
Focus on increasing free cash flow to enhance shareholder value